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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 6, 2003
                                ----------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


Nevada                          000-28761                      88-0380546
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(State or Other          (Commission File Number)             (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida              33433
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)

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Item 5.   Other Events.

On February 6, 2003, JAG Media Holdings, Inc. (the "Company") issued a press release announcing that the Company had retained O'Quinn, Laminack & Pirtle of Houston, Texas as its counsel to assist the Company in assessing it's options in light of the guidance statement issued by the Depository Trust Company ("DTC") on January 28, 2003 in which DTC indicated that it would no longer permit issuers to exit their securities from the DTC system.. A copy of the press release of the Company dated February 6, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

99.1      Press Release of the Company, dated February 6, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JAG Media Holdings, Inc.


Date: February 6, 2003                        By:    /s/ Thomas J. Mazzarisi
                                                     ---------------------------
                                              Name:  Thomas J. Mazzarisi
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.   Description                                                Page
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99.1          Press Release of the Company, dated February 6, 2003.        5